Exhibit 99.2

Westar Energy, Inc

Second Quarter 2011 Earnings

Released August 4, 2011

NOTE:

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Three Months Ended June 30,
	2011	2010	Change	% Change
	(In Thousands, Except Per Share Amounts)

REVENUES:
Residential	$157,120	$150,094	$7,026	4.7
Commercial	153,554	146,538	7,016	4.8
Industrial	91,245	83,110	8,135	9.8
Other retail	(2,440)	(9,050)	6,610	73.0

Total Retail Revenues	399,479	370,692	28,787	7.8
Wholesale	77,515	78,999	(1,484)	(1.9)
Transmission	39,160	36,314	2,846	7.8
Other	8,738	9,176	(438)	(4.8)

Total Revenues	524,892	495,181	29,711	6.0

OPERATING EXPENSES:
Fuel and purchased power	152,973	137,116	15,857	11.6
Operating and maintenance	137,254	121,810	15,444	12.7
Depreciation and amortization	71,089	67,107	3,982	5.9
Selling, general and administrative	55,970	48,154	7,816	16.2

Total Operating Expenses	417,286	374,187	43,099	11.5

INCOME FROM OPERATIONS	107,606	120,994	(13,388)	(11.1)

OTHER INCOME (EXPENSE):
Investment income (loss)	1,374	(655)	2,029	309.8
Other income	2,557	1,041	1,516	145.6
Other expense	(3,113)	(2,403)	(710)	(29.5)

Total Other Income (Expense)	818	(2,017)	2,835	140.6

Interest expense	43,300	43,289	11	0.0

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	65,124	75,688	(10,564)	(14.0)
Income tax expense	19,599	21,158	(1,559)	(7.4)

NET INCOME	45,525	54,530	(9,005)	(16.5)
Less: Net income attributable to noncontrolling interests	1,396	1,219	177	14.5

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	44,129	53,311	(9,182)	(17.2)
Preferred dividends	242	242	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$43,887	$53,069	$(9,182)	(17.3)

Earnings per common share, basic	$0.38	$0.47	$(0.09)	(19.1)

Average equivalent common shares outstanding (in thousands)	114,908	111,523	3,385	3.0

DIVIDENDS DECLARED PER COMMON SHARE	$0.32	$0.31	$0.01	3.2

Effective income tax rate	30.09%	27.95%

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Six Months Ended June 30,
	2011	2010	Change	% Change
	(In Thousands, Except Per Share Amounts)

REVENUES:
Residential	$310,028	$294,837	$15,191	5.2
Commercial	282,382	264,008	18,374	7.0
Industrial	170,441	152,150	18,291	12.0
Other retail	(5,455)	(7,059)	1,604	22.7

Total Retail Revenues	757,396	703,936	53,460	7.6
Wholesale	156,109	161,747	(5,638)	(3.5)
Transmission	76,336	72,943	3,393	4.7
Other	16,770	16,385	385	2.3

Total Revenues	1,006,611	955,011	51,600	5.4

OPERATING EXPENSES:
Fuel and purchased power	287,157	270,916	16,241	6.0
Operating and maintenance	274,606	242,983	31,623	13.0
Depreciation and amortization	141,348	134,037	7,311	5.5
Selling, general and administrative	104,734	94,080	10,654	11.3

Total Operating Expenses	807,845	742,016	65,829	8.9

INCOME FROM OPERATIONS	198,766	212,995	(14,229)	(6.7)

OTHER INCOME (EXPENSE):
Investment income	3,342	1,102	2,240	203.3
Other income	4,806	1,895	2,911	153.6
Other expense	(8,482)	(6,897)	(1,585)	(23.0)

Total Other Expense	(334)	(3,900)	3,566	91.4

Interest expense	86,838	87,905	(1,067)	(1.2)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	111,594	121,190	(9,596)	(7.9)
Income tax expense	33,112	34,979	(1,867)	(5.3)

NET INCOME	78,482	86,211	(7,729)	(9.0)
Less: Net income attributable to nonontrolling interests	2,770	2,220	550	24.8

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	75,712	83,991	(8,279)	(9.9)
Preferred dividends	485	485	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$75,227	$83,506	$(8,279)	(9.9)

Earnings per common share, basic	$0.66	$0.75	$(0.09)	(12.0)

Average equivalent common shares outstanding (in thousands)	114,397	111,225	3,172	2.9

DIVIDENDS DECLARED PER COMMON SHARE	$0.64	$0.62	$0.02	3.2

Effective income tax rate	29.67%	28.86%

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Balance Sheets

(Dollars in Thousands, except par values)

(Unaudited)

	June 30,	December 31,
	2011	2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,282	$928
Accounts receivable, net	269,056	227,700
Inventories and supplies, net	223,932	206,867
Energy marketing contracts	11,443	13,005
Taxes receivable	12,050	16,679
Deferred tax assets	8,637	30,248
Prepaid expenses	12,926	12,413
Regulatory assets	99,048	73,480
Other	21,924	20,289

Total Current Assets	664,298	601,609

PROPERTY, PLANT AND EQUIPMENT, NET	6,174,126	5,964,439

PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	339,253	345,037

OTHER ASSETS:
Regulatory assets	783,627	787,585
Nuclear decommissioning trust	134,547	126,990
Energy marketing contracts	8,135	9,472
Other	219,162	244,506

Total Other Assets	1,145,471	1,168,553

TOTAL ASSETS	$8,323,148	$8,079,638

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$61
Current maturities of long-term debt of variable interest entities	26,991	30,155
Short-term debt	471,000	226,700
Accounts payable	173,225	187,954
Accrued taxes	50,871	45,534
Energy marketing contracts	8,563	9,670
Accrued interest	51,444	77,771
Regulatory liabilities	35,512	28,284
Other	154,480	176,717

Total Current Liabilities	972,086	782,846

LONG-TERM LIABILITIES:
Long-term debt, net	2,491,015	2,490,871
Long-term debt of variable interest entities, net	270,034	278,162
Deferred income taxes	1,054,666	1,102,625
Unamortized investment tax credits	155,209	101,345
Regulatory liabilities	137,579	135,754
Deferred regulatory gain from sale-leaseback	94,793	97,541
Accrued employee benefits	437,770	483,769
Asset retirement obligations	129,458	125,999
Energy marketing contracts	—	10
Other	89,829	66,878

Total Long-Term Liabilities	4,860,353	4,882,954

COMMITMENTS AND CONTINGENCIES (See Notes 8 & 9 in Form 10-Q)
TEMPORARY EQUITY	—	3,465

EQUITY:
Westar Energy Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding 214,363 shares	21,436	21,436
Common stock, par value $5 per share; authorized 275,000,000 and 150,000,000 shares, respectively; issued and outstanding 115,717,345 and 112,128,068 shares, respectively	578,586	560,640
Paid-in capital	1,458,490	1,398,580
Retained earnings	425,273	423,647

Total Westar Energy Shareholders’ Equity	2,483,785	2,404,303

Noncontrolling Interests	6,924	6,070

Total Equity	2,490,709	2,410,373

TOTAL LIABILITIES AND EQUITY	$8,323,148	$8,079,638

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Cash Flows

(Dollars in Thousands)

(Unaudited)

	Six Months Ended June 30,
	2011	2010

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$78,482	$86,211
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	141,348	134,037
Amortization of nuclear fuel	5,913	12,832
Amortization of deferred regulatory gain from sale-leaseback	(2,748)	(2,748)
Amortization of corporate-owned life insurance	12,041	9,348
Non-cash compensation	4,889	5,262
Net changes in energy marketing assets and liabilities	417	(805)
Accrued liability to certain former officers	1,180	802
Net deferred income taxes and credits	26,645	56,227
Stock based compensation excess tax benefits	(727)	(411)
Allowance for equity funds used during construction	(3,421)	(1,084)
Changes in working capital items:
Accounts receivable	(44,249)	(56,536)
Inventories and supplies	(16,682)	(9,259)
Prepaid expenses and other	(28,608)	10,403
Accounts payable	17,013	52,422
Accrued taxes	10,173	51,692
Other current liabilities	(85,444)	(91,108)
Changes in other assets	(13,673)	19,340
Changes in other liabilities	(31,102)	(37,807)

Cash flows from operating activities	71,447	238,818

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(345,550)	(237,645)
Purchase of securities within trusts	(34,560)	(166,916)
Sale of securities within trusts	33,821	167,209
Investment in corporate-owned life insurance	(18,845)	(18,884)
Proceeds from investment in corporate-owned life insurance	744	875
Proceeds from federal grant	3,746	—
Investment in affiliated company	(909)	—
Other investing activities	2,354	(395)

Cash flows used in investing activities	(359,199)	(255,756)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	242,091	(2,000)
Retirements of long-term debt	(191)	(980)
Retirements of long-term debt of variable interest entities	(10,903)	(10,450)
Repayment of capital leases	(931)	(1,174)
Borrowings against cash surrender value of corporate-owned life insurance	64,875	71,309
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(3,020)	(2,233)
Stock based compensation excess tax benefits	727	411
Issuance of common stock, net	69,220	27,288
Distributions to shareholders of noncontrolling interests	(1,916)	(2,094)
Cash dividends paid	(67,846)	(63,676)

Cash flows from financing activities	292,106	16,401

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,354	(537)

CASH AND CASH EQUIVALENTS:
Beginning of period	928	3,860

End of period	$5,282	$3,323

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

2nd Quarter 2011 vs. 2010

Earnings Variances

	($ per share)	Change (Dollars in thousands)
2010 earnings attributable to common stock	$0.47	$53,069

	Favorable / (Unfavorable)

Retail		28,787	A
Wholesale		(1,484	)B
Transmission		2,846
Other revenues		(438)
Fuel and purchased power		(15,857	)C
SPP network transmission costs		(3,775)

Gross Margin		10,079	D
Operating and maintenance w/o SPP NITS		(11,669	)E	VIE
Depreciation and amortization		(3,982	)F	VIE
Selling, general and administrative		(7,816	)G
Other (expense) income		2,835	H
Interest expense		(11)		VIE
Income tax expense		1,559		VIE
Net income attributable to noncontrolling interests		(177)		VIE
Change in shares outstanding	(0.01)

2011 earnings attributable to common stock	$0.38	$43,887

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Due principally to price increases; MWh sales increased 1 percent ( see page 7 for changes by customer class)
B	Due principally to decreased demand and availability; MWh sales decreased 19 percent reflecting less availability of generation for wholesale sales; average wholesale market prices increased 22 percent (see page 7 for changes by customer class)
C	Due principally to higher average cost of fuel used for generation, which reflects primarily replacement cost of fuel during the Wolf Creek refuel and maintenance outage
D	Due primarily to increased retail revenues largely from price increases
E	Increase due primarily to: higher regulatory compliance costs at Wolf Creek- ($2M); increased amortization of Wolf Creek refuel and maintenance outage cost - ($2.1M); increased maintenance for tree trimming on electrical distribution system - ($1.6M); increased ad valorem tax expense (largely offset by increase in revenues for property tax surcharge) - ($1.6M); recording in 2010 a reduction in maximum liability for costs associated with the sale of assets many years ago - ($5M); and decrease in expenses for completed storm amortizations - $2M
F	Higher plant balances associated primarily with transmission facilities and air quality control equipment
G	Increase due primarily to: higher legal fees - ($4M); amortization of energy efficiency program costs (largely offset in revenues through energy efficiency tariff) - ($0.9M)
H	Increase due primarily to: increased investment earnings from trust investments to fund retirement benefits- $3.2M; higher equity AFUDC - $1M

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

YTD June 2011 vs. 2010

Earnings Variances

	($ per share)	Change (Dollars in thousands)
2010 earnings attributable to common stock	$0.75	$83,506

	Favorable / (Unfavorable)

Retail		53,460	A
Wholesale		(5,638	)B
Transmission		3,393
Other revenues		385
Fuel and purchased power		(16,241	)C
SPP network transmission costs		(8,672)

Gross Margin		26,687	D
Operating and maintenance w/o SPP NITS		(22,951	)E	VIE
Depreciation and amortization		(7,311	)F	VIE
Selling, general and administrative		(10,654	)G
Other (expense) income		3,566	H
Interest expense		1,067		VIE
Income tax expense		1,867		VIE
Net income attributable to noncontrolling interests		(550)		VIE
Change in shares outstanding	(0.02)

2011 earnings attributable to common stock	$0.66	$75,227

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Due principally to price increases; MWh sales increased 1 percent ( see page 8 for changes by customer class)
B	Due principally to decreased demand and availability; MWh sales decreased 18 percent reflecting less availability of generation for wholesale sales; average wholesale market prices increased 18 percent (see page 8 for changes by customer class)
C	Due principally to increased purchased power and higher average cost of fuel used for generation, which reflects replacement cost of fuel and purchased power during the Wolf Creek refuel and maintenance outage
D	Due primarily to increased retail revenues largely from price increases
E	Increase due primarily to: higher regulatory compliance costs at Wolf Creek- ($5.3M); increased amortization of Wolf Creek refuel and maintenance outage cost - ($2.1M); increased maintenance for tree trimming on electrical distribution system - ($4.4M); increased ad valorem tax expense (largely offset by increase in revenues for property tax surcharge) - ($2.4M); recording in 2010 a reduction in maximum liability for costs associated with the sale of assets many years ago - ($5M); and decrease in expenses for completed storm amortizations - $3.2M
F	Higher plant balances associated primarily with transmission facilities and air quality control equipment
G	Increase due primarily to: higher legal fees - ($5.7M); amortization of energy efficiency program costs (largely offset in revenues through energy efficiency tariff - ($1.8M)
H	Increase due primarily to: increased investment earnings from trust investments to fund retirement benefits- $3.6M; higher equity AFUDC - $2.3M

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended June 30, 2011 should be read in conjunction with this financial information.

Supplemental Data	Westar Energy, Inc Revenue, Sales and Energy Supply

	Three Months Ended June 30,
	2011	2010	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$157,120	$150,094	$7,026	4.7
Commercial	153,554	146,538	7,016	4.8
Industrial	91,245	83,110	8,135	9.8
Other retail	3,093	3,001	92	3.1
Provision for rate refunds	(5,533)	(12,051)	6,518	54.1

Total Retail Revenues	399,479	370,692	28,787	7.8
Tariff-based wholesale	64,709	56,896	7,813	13.7
Market-based wholesale	12,806	22,103	(9,297)	(42.1)
Transmission	39,160	36,314	2,846	7.8
Other	8,738	9,176	(438)	(4.8)

Total Revenues	$524,892	$495,181	$29,711	6.0

	(Thousands of MWh)
Electricity Sales
Residential	1,549	1,530	19	1.2
Commercial	1,890	1,908	(18)	(0.9)
Industrial	1,438	1,405	33	2.3
Other retail	22	23	(1)	(4.3)

Total Retail	4,899	4,866	33	0.7

Tariff-based wholesale	1,381	1,471	(90)	(6.1)
Market-based wholesale	395	730	(335)	(45.9)

Total wholesale	1,776	2,201	(425)	(19.3)

Total Electricity Sales	6,675	7,067	(392)	(5.5)

	(Dollars per MWh)
Total retail	$81.54	$76.18	$5.36	7.0
Tariff-based wholesale	$46.86	$38.68	$8.18	21.1
Market-based wholesale	$32.42	$30.28	$2.14	7.1

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$139,765	$121,899	$17,866	14.7
Purchased power	27,613	20,528	7,085	34.5

Subtotal	167,378	142,427	24,951	17.5
Emissions allowances, VIE and miscellaneous	285	(146)	431	294.8
Fuel expense recovery (RECA)	(14,690)	(5,165)	(9,525)	(184.4)

Total fuel and purchased power expense	$152,973	$137,116	$15,857	11.6

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	610	344	266	77.3
Coal	5,523	5,271	252	4.8
Nuclear	(11)	1,214	(1,225)	(100.9)
Wind	130	125	5	4.0

Subtotal electricity generated	6,252	6,954	(702)	(10.1)
Purchased	834	553	281	50.8

Total Electricity Supply	7,086	7,507	(421)	(5.6)

	(Dollars per MWh)
Average cost of fuel used for generation	$22.36	$17.53	$4.83	27.6
Average cost of purchased power	$33.11	$37.12	$(4.01)	(10.8)
Average cost of fuel and purchased power	$23.62	$18.97	$4.65	24.5

Degree Days
		2010 /
	2011	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	623	606	17	2.8
Actual compared to 20 year average	623	430	193	44.9
Heating
Actual compared to last year	364	277	87	31.4
Actual compared to 20 year average	364	415	(51)	(12.3)

Supplemental Data	Westar Energy, Inc Revenue, Sales and Energy Supply

	Six Months Ended June 30,
	2011	2010	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$310,028	$294,837	$15,191	5.2
Commercial	282,382	264,008	18,374	7.0
Industrial	170,441	152,150	18,291	12.0
Other retail	6,111	5,930	181	3.1
Provision for rate refunds	(11,566)	(12,989)	1,423	11.0

Total Retail Revenues	757,396	703,936	53,460	7.6
Tariff-based wholesale	124,847	113,192	11,655	10.3
Market-based wholesale	31,262	48,555	(17,293)	(35.6)
Transmission	76,336	72,943	3,393	4.7
Other	16,770	16,385	385	2.3

Total Revenues	$1,006,611	$955,011	$51,600	5.4

	(Thousands of MWh)
Electricity Sales
Residential	3,207	3,212	(5)	(0.2)
Commercial	3,594	3,575	19	0.5
Industrial	2,776	2,682	94	3.5
Other retail	43	44	(1)	(2.3)

Total Retail	9,620	9,513	107	1.1

Tariff-based wholesale	2,758	3,043	(285)	(9.4)
Market-based wholesale	929	1,457	(528)	(36.2)

Total wholesale	3,687	4,500	(813)	(18.1)

Total Electricity Sales	13,307	14,013	(706)	(5.0)

	(Dollars per MWh)
Total retail	$78.73	$74.00	$4.73	6.4
Tariff-based wholesale	$45.27	$37.20	$8.07	21.7
Market-based wholesale	$33.65	$33.33	$0.32	1.0

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$254,301	$248,184	$6,117	2.5
Purchased power	48,449	34,913	13,536	38.8

Subtotal	302,750	283,097	19,653	6.9
Emissions allowances, VIE and miscellaneous	382	118	264	223.7
Fuel expense recovery (RECA)	(15,975)	(12,299)	(3,676)	(29.9)

Total fuel and purchased power expense	$287,157	$270,916	$16,241	6.0

	(Thousands of MWh)
Electricity Supply
Generated -Gas/oil	942	662	280	42.3
Coal	10,382	10,802	(420)	(3.9)
Nuclear	1,013	2,314	(1,301)	(56.2)
Wind	246	233	13	5.6

Subtotal electricity generated	12,583	14,011	(1,428)	(10.2)
Purchased	1,432	866	566	65.4

Total Electricity Supply	14,015	14,877	(862)	(5.8)

	(Dollars per MWh)
Average cost of fuel used for generation	$20.21	$17.71	$2.50	14.1
Average cost of purchased power	$33.83	$40.32	$(6.49)	(16.1)
Average cost of fuel and purchased power	$21.60	$19.03	$2.57	13.5

Degree Days
		2010 /
	2011	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	636	612	24	3.9
Actual compared to 20 year average	636	433	203	46.9
Heating
Actual compared to last year	3,056	2,982	74	2.5
Actual compared to 20 year average	3,056	2,875	181	6.3

Westar Energy, Inc.

Capitalization

	June 30, 2011		December 31, 2010
	(Dollars in Thousands)
Current maturities of long-term debt	$—		$61
Current maturities of long-term debt of VIEs	26,991		30,155
Long-term debt, net	2,491,015		2,490,871
Long-term debt of variable interest entities, net	270,034		278,162

Total debt	2,788,040	52.8%	2,799,249	53.7%
Preferred	21,436	0.4%	21,436	0.4%
Common equity	2,462,349	46.7%	2,382,867	45.8%
Noncontrolling interests	6,924	0.1%	6,070	0.1%

Total capitalization	$5,278,749	100.0%	$5,209,622	100.0%

GAAP Book value per share	$21.28		$21.25
Period end shares outstanding (in thousands)	115,717		112,128

Outstanding long-term debt table

	CUSIP	June 30, 2011	December 31, 2010
		(Dollars in Thousands)
Westar Energy:
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000	$250,000
5.15% Series due January 2017	95709TAB6	125,000	125,000
5.95% Series due January 2035	95709TAC4	125,000	125,000
5.10% Series due July 2020	95709TAD2	250,000	250,000
5.875% Series due July 2036	95709TAE0	150,000	150,000
6.10% Series due May 2047	95709T704	150,000	150,000
8.625% Series due December 2018	95709TAG5	300,000	300,000

		1,350,000	1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500	30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000	45,000
5.0% Series due February 2033 (Wamego)	933623BQ2	57,425	57,530

		132,925	133,030
Other long-term debt:
4.36% Equipment financing loan due 2011		—	61

		—	61

Total Westar Energy		1,482,925	1,483,091

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000	175,000
6.15% Series due May 2023	485260B@1	50,000	50,000
6.64%Series due May 2038	485260B#9	100,000	100,000
6.70%Series due June 2019	U24448AB5	300,000	300,000

		625,000	625,000

Pollution control bond series:
5.3% Series due June 2031	121825BW2	108,600	108,600
5.3% Series due June 2031	933623BR0	18,900	18,900
4.85% Series due June 2031	121825CB7	50,000	50,000
5.10% Series due March 2023	502828AH9	13,318	13,343
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940	21,940
Variable rate series due April 2032 (St Marys)	792609AE9	14,500	14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000	10,000
5.6% Series due June 2031	121825CD3	50,000	50,000
6.0% Series due June 2031	121825CE1	50,000	50,000
5.0% Series due June 2031	121825CF8	50,000	50,000

		387,258	387,283

Total KGE		1,012,258	1,012,283

Total long-term debt		2,495,183	2,495,374

Unamortized debt discount		(4,168)	(4,442)
Long-term debt due within one year		—	(61)

Total long-term debt, net		$2,491,015	$2,490,871

Westar Energy, Inc.

GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in fuel and purchased power costs, and accordingly changes to these costs have a minimal impact on net income. For this reason, Westar management believes that gross margin is a useful measure for understanding changes in operating performance from one period to the next. Gross margin is calculated as total revenues less the sum of fuel and purchased power costs and SPP network transmission costs. SPP network transmission costs are included as a component of gross margin because these costs reflect the costs of providing network transmission service, and a significant component of transmission revenue is recognized when providing this service.

Operating and maintenance expense includes SPP network transmission costs (SPP NITS). The SPP network transmission costs are included in gross margin for the reasons shown above, and are therefore excluded from operating and maintenance expense w/o SPP NITS used to reconcile earnings from the comparable prior year period to the earnings for the current period. Westar management believes this measurement is useful for understanding changes in operating performance from one period to the next. Operating and maintenance expense w/o SPP NITS is calculated by subtracting the SPP network transmission costs from operating and maintenance expense.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and six months ended June 30, 2011 and 2010 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	Change	2011	2010	Change
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Residential	$157,120	$150,094	$7,026	$310,028	$294,837	$15,191
Commercial	153,554	146,538	7,016	282,382	264,008	18,374
Industrial	91,245	83,110	8,135	170,441	152,150	18,291
Other retail	(2,440)	(9,050)	6,610	(5,455)	(7,059)	1,604

Total Retail Revenues	399,479	370,692	28,787	757,396	703,936	53,460
Wholesale	77,515	78,999	(1,484)	156,109	161,747	(5,638)
Transmission	39,160	36,314	2,846	76,336	72,943	3,393
Other	8,738	9,176	(438)	16,770	16,385	385

Total Revenues	524,892	495,181	29,711	1,006,611	955,011	51,600
Less: Fuel and purchased power expense	152,973	137,116	15,857	287,157	270,916	16,241
SPP network transmission costs	32,685	28,910	3,775	64,736	56,064	8,672

Gross Margin	$339,234	$329,155	$10,079	$654,718	$628,031	$26,687

Gross margin	$339,234	$329,155	$10,079	$654,718	$628,031	$26,687
Add: SPP network transmission costs	32,685	28,910	3,775	64,736	56,064	8,672
Less: Operating and maintenance expense	137,254	121,810	15,444	274,606	242,983	31,623
Depreciation and amortization expense	71,089	67,107	3,982	141,348	134,037	7,311
Selling, general and administrative expense	55,970	48,154	7,816	104,734	94,080	10,654

Income from operations	$107,606	$120,994	$(13,388)	$198,766	$212,995	$(14,229)

Operating and maintenance expense	$137,254	$121,810	$15,444	$274,606	$242,983	$31,623
Less: SPP Network transmission costs	32,685	28,910	3,775	64,736	56,064	8,672

Operating and maintenance expense w/o SPP NITS	$104,569	$92,900	$11,669	$209,870	$186,919	$22,951